Scudder
Tax Free
Money Fund

Annual Report
December 31, 1997

Pure No-Load(TM) Funds


A money market fund offering opportunities for income exempt from regular federal income tax and stability of principal from high-quality, short-term municipal securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER             (logo)

                           Scudder Tax Free Money Fund

--------------------------------------------------------------------------------
Date of Inception:  1/9/80   Total Net Assets as of         Ticker Symbol: STFXX
                             12/31/97: $283 million
--------------------------------------------------------------------------------

o Scudder Tax Free Money Fund provided a positive total return of 3.10% for the 12-month period ended December 31, 1997, while the Fund's 30-day net annualized yield at the end of December was 3.22%.

o To match the Fund's 3.22% 30-day yield as of December 31, 1997, investors in the 36% and 39.6% tax brackets would have had to earn 5.03% and 5.33%, respectively, from a comparable taxable investment.

o As inflation fears cooled and it became apparent that the Fed would maintain its hands-off policy on interest rates, we gradually extended the Fund's average maturity.


                                Table of Contents

   3  Letter from the Fund's President    19  Report of Independent Accountants
   4  Portfolio Management Discussion     20  Tax Information
   7  Investment Portfolio                21  Shareholder Meeting Results
  13  Financial Statements                24  Officers and Trustees
  16  Financial Highlights                25  Investment Products and Services
  17  Notes to Financial Statements       26  Scudder Solutions


                        2 - Scudder Tax Free Money Fund

                        Letter from the Fund's President

Dear Shareholders,

     The U.S. economy -- buoyed by moderate growth, little unemployment, low inflation, and healthy corporate profits -- continued to enjoy strong performance during Scudder Tax Free Money Fund's 1997 fiscal year. In fact, the U.S. economy can now lay claim to one of the longest expansions on record -- 6 1/2 years -- a growth trend which we believe shows no sign of ending soon.

     Throughout the period, stocks were on an upward climb, thanks to strong positive fundamentals in the U.S. economy. On the fixed-income front, markets benefited from several positive forces, including declining inflation, lower federal deficits and a strong dollar.

     Although inflation remains under control, there is still a chance that the Federal Reserve Board (Fed) could raise interest rates in the coming months, which would quickly affect market returns. This conclusion is based on the belief that the Federal Reserve Board could view the tight labor market as a potential inflation danger (unemployment levels are at a 25-year low) and that the economy's underlying strength may lead to even stronger growth.

     If such a scenario comes to pass, we believe you can rest assured that your Fund offers a safe haven from market volatility. Your Fund seeks to maintain a stable $1.00 share price -- and provide competitive income free from federal income taxes -- through investment in the short-maturity and highest quality tax-exempt money market securities.

     Our long-term outlook for inflation, interest rates and the fixed-income markets remains positive overall, based on a number of structural trends including global deregulation and the impact of technology on the manufacture and distribution of products and services. We invite you to review the Fund management teams' commentary in the attached report. The following pages contain important information about the Fund's investment activity over the past 12 months, as well as the managers' outlook for the coming year.

     Finally, it should be noted that, as of January 1, 1998, your Fund has a new management team, Frank J. Rachwalski, Jr. and John W. Stuebe. We are pleased that they are bringing their extensive knowledge and expertise to the Fund.

     Thank you for choosing Scudder Tax Free Money Fund to help meet your investment needs. If you should have any questions regarding your investment, or any of the Scudder Funds, please do not hesitate to call Investor Relations at 1-800-225-2470, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Tax Free Money Fund

                        3 - Scudder Tax Free Money Fund

                         Portfolio Management Discussion
Dear Shareholders,

Thanks to a combination of robust growth, low inflation and benign interest rates, the broader U.S. stock market continued its record run during your Fund's 1997 fiscal year, experiencing only short-lived setbacks along the way.

Encouraged, too, by relatively stable interest rates and low inflation -- and undoubtedly heartened by the declining government budget deficit, which is currently at a 20-year low -- bonds ended the year with solid, though not stellar, performance.

The stock market's fresh gains -- which come on top of significant increases in 1995 and 1996 -- leave many investors wary of what might come next. Uncertainty in the bond market in the months ahead remains a given as well, as investors keep a close watch on inflation and the Federal Reserve Board's actions.

During this period of record growth -- and uncertainty in the fixed-income markets -- your Fund's investments in short-term, high quality municipal securities provided a balance to more aggressive stock and bond holdings. Scudder Tax Free Money Fund maintained its $1.00 share price throughout the period and was able to provide a positive total return of 3.10% for the year. The Fund's 30-day net annualized yield at the end of December was 3.22%. To match the Fund's yield during the same 30-day time frame, investors in the 36% and 39.6% tax brackets would have had to earn 5.03% and 5.33%, respectively, from a comparable taxable investment.

                   Supply and Demand Key to Tax Exempt Market

In contrast to taxable money markets, the tax-exempt money market is driven more by supply and demand than by the general economy. And, unlike the constant supply of taxable money market securities, the supply of tax-free money market instruments is much more seasonal in nature -- further contributing to potential yield volatility.

Throughout the period, however, there was an amazingly stable mix of supply and demand -- which meant that prices, and therefore yields, remained relatively constant. In fact, looking back over the past 12 months, yields for six-month AAA tax-free securities remained in a relatively narrow range. This relative balance of supply and demand also meant that there was little opportunity to significantly increase the Fund's yield over the past year.

                           Average Maturity Gradually
                       Extended to Capture Higher Yields

During the course of the year, we kept a watchful eye on the Federal Reserve Board, in anticipation of further interest rate hikes. (The Fed raised the federal funds rate -- a key short-term interest rate in March, but left rates untouched for the remainder of the year). As inflation fears cooled and it became apparent that the Fed would maintain its hands-off policy on interest rates, we gradually extended the Fund's average maturity.

                        4 - Scudder Tax Free Money Fund

Shorter maturities are generally sought for the stability and liquidity they may provide -- the primary goals of Scudder Tax Free Money Fund. Yet, in a relatively stable interest rate environment, we seek out longer maturities which tend to offer higher yields in exchange for slightly higher risk. In contrast, when we expect rates to rise, we typically shorten the portfolio's average maturity, so that issues coming due can be reinvested at higher rates.

Of course, the Fund's average maturity remains in line with its objective of price stability and liquidity. Going forward, we will strive to keep the Fund's average maturity on the longer side so that we can fully take advantage of all investment opportunities along the yield curve.

                              A Flexible Portfolio

As always, your Fund's portfolio consists of a varied mix of tax-exempt commercial paper, municipal notes, and variable-rate demand notes. Variable-rate demand notes are securities with floating rates that are adjusted weekly or daily to capture current yields and preserve liquidity. Because of their attractive characteristics, they continue to comprise a significant portion of the portfolio -- 71% of Fund assets.

Tax-exempt commercial paper, on the other hand, boosts stability by allowing the Fund to lock in relatively attractive rates over a period of one to three months. At the end of December, 12% of portfolio investments were allocated to tax-exempt commercial paper.

                       Uncertain Investment Climate Ahead

Looking ahead, we believe that interest rates are likely to remain flat, as the economy continues on its slow, steady, non-inflationary growth path. While this scenario is extremely positive for the long term, it is unlikely that 1998 will see a repeat of the last three years' outstanding stock market performance.

Consensus predictions for the economy overall are a modest 2.5% growth in gross domestic product. The meltdown in many smaller Asian economies and growing problems in Japan are what many economists predict will hold back growth in the U.S. Weaker markets for exports and competition from cheaper foreign goods sold in devalued currencies will provide a head wind in the near term. In fact, Southeast Asia's problems may reverberate throughout the world for some time, bringing volatility to both the stock and bond markets.

Another potential bump in the road to lower interest rates -- and continued bond market strength -- are growing problems among Japanese banks that may cause them to sell big chunks of their massive U.S. bond portfolios.

In an uncertain investment climate such as this, your Fund offers the safety and stability of short-term, high quality money market instruments -- plus the tax advantages of municipal securities. We continue to believe in the value of owning a short-term investment vehicle, like Scudder Tax Free Money Fund, as part of a well-diversified portfolio.

                        5 - Scudder Tax Free Money Fund

In the months ahead, we will continue to collect economic data and carefully monitor the investment climate as we position your Fund for high current income free from federal taxes plus price stability and liquidity.

Sincerely,
Your Portfolio Management Team

/s/K. Sue Cote              /s/Donald C. Carleton

K. Sue Cote                 Donald C. Carleton


                                Scudder Tax Free
                                   Money Fund:
                          A Team Approach to Investing


  Scudder Tax Free Money Fund is managed by a team of Scudder Kemper Investments, Inc. (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by SKI's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

  Lead Portfolio Manager K. Sue Cote, who joined SKI in 1983, assumed responsibility for the Fund's investment strategy and operations in 1986 and has over 10 years of experience in short-term tax free investing. Donald C. Carleton, Portfolio Manager, has worked on the Fund since 1986 and has 26 years of experience in tax-free investing.

                         6 - Scudder Tax Free Money Fund

                  Investment Portfolio as of December 31, 1997

                                                                                                    Credit
                                                                                   Principal      Rating (b)
                                                                                  Amount ($)      (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
-----------------------------------------------------------------------------------------------------------------------------
Alaska
Alaska Housing Finance Corp., General Mortgage Revenue, Series 1991-A, Weekly
  Demand Note, 3.8%, 6/1/26* ..................................................  10,000,000          A1+           10,000,000
Valdez, AK Marine Terminal, Arco Transportation Alaska Inc. Project, Series
  1994 A, Tax Exempt Commercial Paper, 3.75%, 1/27/98 .........................   1,300,000          MIG1           1,300,000
Arizona
Apache County Industrial Development Revenue, Tuscan Electric Co., Springerville
  Project:
   Series 1983 B, Weekly Demand Note, 3.8%, 12/15/18* .........................   2,500,000          A1+             2,500,000
   Series 1985 A, Weekly Demand Note, 3.75%, 12/1/20* .........................   1,500,000          A1+             1,500,000
Maricopa County, AZ, Industrial Development Authority, Royal Oaks Sun City
  Project, Weekly Demand Note, 4.1%, 9/1/02* ..................................     200,000          MIG1              200,000
Maricopa County, AZ, Pollution Control Revenue, Palos Verde Project, Series
  1985 F, Tax Exempt Commercial Paper, 3.75%, 2/3/98 ..........................   2,000,000          A1              2,000,000
Salt River, AZ Agricultural Improvement District Tax Exempt Commercial Paper,
  3.75%, 2/9/98 ...............................................................   2,000,000          A1+             2,000,000
California
City of Riverside, CA, Countrywood Apartments, Multi-Family Revenue,
  Series 1985 D, Weekly Demand Bonds, 4.25%, 11/1/30* .........................   1,000,000          SS&C            1,000,000
Huntington Beach, CA, Multi-Family Housing Revenue, River Meadows Apartments,
  Series B, Weekly Demand Bonds, 3.8%, 10/1/05* ...............................   1,700,000          A1+             1,700,000
Kern County Board of Education, Tax and Revenue Anticipation Notes, Series
  1998, 4.5%, 7/7/98 ..........................................................   2,500,000          SP1+            2,507,369
Los Angeles County, CA, Tax and Revenue Anticipation Notes, Series 1997 A,
  4.5%, 6/30/98 ...............................................................   3,000,000          SP1+            3,009,257
Riverside, CA, Multi-Family Housing Revenue, Polk Apartments, Weekly Demand
  Note, 3.5%, 12/1/05* ........................................................   2,000,000          A1              2,000,000
San Marcos, CA, Redevelopment Agency, Multi-Family Rental Housing Agency,
  Variable Rate Demand Bonds, 4.25%, 6/1/05* ..................................   5,000,000          A1              5,000,000
Colorado
Colorado Student Loan Revenue Authority, Series 1990 Weekly Demand Note,
   Subject to AMT, 3.75%, 9/1/24* .............................................   2,700,000          MIG1            2,700,000
Northglenn, CO, Industrial Development Revenue, 3.95%, 1/1/09* ................   1,400,000          MIG1            1,400,000
Regional Transportation District Colorado Special Passenger Fair Revenue Bond,
  Series 1989 A, Daily Demand Note, 3.65%, 6/1/99* ............................   1,700,000          A1+             1,700,000
District Of Columbia
District of Columbia, Transportation Authority, 4.5%, 9/30/98 .................   3,000,000          SP1+            3,013,540

    The accompanying notes are an integral part of the financial statements.


                        7 - Scudder Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Florida
Broward County, FL, Housing Finance Authority, Welleby Apartments Project,
  Weekly Demand Note, 3.65%, 12/1/06* .........................................   1,000,000          SS&C            1,000,000
City of Gainsville, FL, Utilities System Series C, Tax Exempt Commercial Paper,
  3.75%, 2/13/98 ..............................................................   2,000,000          A1+             2,000,000
Dade County, FL, Water and Sewer System Revenue, Series 1994, Weekly Demand
   Note, 3.65%, 10/5/22 (c)* ..................................................   5,500,000          A1+             5,500,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric Cooperative
  Finance Corp., 1984 Series H-2, Weekly Demand Note, 3.85%, 3/15/14* .........   2,500,000          A1+             2,500,000
Georgia
Burke County, GA, Dev. Authority, 4.95%, 9/1/34* ..............................   4,800,000          A1              4,800,000
DeKalb Private Hospital Authority, Egleston Children's Hospital at Emory
  University, 1994 Series B, Weekly Demand Note, 3.7%, 3/1/24* ................   5,000,000          A1+             5,000,000
Idaho
Idaho Tax Anticipation Notes, Series 1997, 4.625%, 6/30/98 ....................   1,500,000          MIG1            1,505,304
Illinois
Illinois Development Finance Authority:
  Molex Inc. Project, Series 1985, Weekly Demand Note, 4.2%, 7/1/05* ..........   1,000,000          SS&C            1,000,000
  Pollution Control Revenue, Weekly Demand Note, 3.85%, 4/1/32 (c)* ...........   1,700,000          AAA             1,700,000
Illinois Educational Facilities Authority, University Pooled Finance Program,
  Weekly Demand Note, 3.8%, 12/1/05 (c)* ......................................   2,220,000          MIG1            2,220,000
Illinois Health Facilities Authority Rush Presbyterian St. Lukes Hospital
  Series 1989 A, Tax Exempt Commercial Paper, 3.75%, 3/23/98 ..................   1,000,000          A1+             1,000,000
Skokie, IL, Skokie Fashion Square Weekly Demand Note, Series 1984,
  4.075%, 12/1/14* ............................................................   2,000,000          MIG1            2,000,000
Indiana
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service
  Co., Tax Exempt Commercial Paper, 3.7%, 4/6/98 ..............................   1,400,000          A1+             1,400,000
Indianapolis, IN, Resource Recovery, Daily Demand Note, 5.2%, 12/1/16* ........   2,500,000          A1+             2,500,000
Iowa
Iowa Schools Cash Anticipation Program, Series 1997 A, 4.5%, 6/26/98 ..........   2,000,000          SP1+            2,006,498
Kentucky
Jefferson County, KY, Board of Education Revenue Anticipation Notes,
  Series 1997 N, 3.86%, 6/30/98 ...............................................   5,840,000          MIG1            5,840,263
Mayfield, KY, Multi-City Lease Revenue Kentucky League of Cities Funding
  Trust, Weekly Demand Note, Series 1996, 3.9%, 7/1/26* .......................   1,400,000          MIG1            1,400,000

    The accompanying notes are an integral part of the financial statements.


                        8 - Scudder Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Louisiana
Louisiana Public Facilities Authority, Variable Rate Note, Series 1985,
  5.1%, 12/1/15* ..............................................................  13,000,000          P1             13,000,000
Parish of East Baton Rouge, LA, Pollution Control Revenue, Exxon Project,
   4.8%, 3/1/22* ..............................................................   5,640,000          A1+             5,640,000
Maine
Maine Educational Loan Marketing Corporation Student Loan Revenue, AMT,
  Series 1997 A1, Weekly Demand Note, 3.75%, 5/1/32* ..........................   2,000,000          A1+             2,000,000
Maryland
Ann Arundel County, MD, Baltimore Electric & Gas Company Tax Exempt
  Commercial Paper, 3.9%, 3/9/98 ..............................................   3,700,000          A1              3,700,000
Anne Arundel County General Obligation, Consolidated Solid Waste Project,
  AMT, Series 1997 C, 3.8%, 2/10/98 ...........................................   3,000,000          A1+             3,000,000
Massachusetts
Massachusetts Bay Transportation Authority, Series 1997 B, 4.5%, 9/4/98 .......   2,000,000          MIG2            2,008,169
Michigan
Wayne Charter County, Michigan, Airport Revenue, Detroit Metropolitan County,
  Series 1996 B, Weekly Demand Note, 3.75%, 12/1/16* ..........................   2,900,000          MIG1            2,900,000
Minnesota
Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982, Weekly
  Demand Note, 4.428%, 8/1/12* ................................................   1,100,000          AAA             1,100,000
Southern Minnesota Municipal Power Agency Power Supply System:
  Commercial Paper Notes, Series B, 3.75%, 3/11/98 ............................   2,000,000          P1              2,000,000
  Tax Exempt Commercial Paper, 3.75%, 2/24/98 .................................   4,000,000          A1              4,000,000
Missouri
Missouri State Health and Educational Facilities Authority, Health Facilities
  Revenue, Sisters of Mercy, Weekly Demand Note, 4.125%, 6/1/19* ..............   3,000,000          MIG1            3,000,000
St. Charles County, MO, Industrial Development Authority, Multi-Family
  Housing, Sun River Apartments, Weekly Demand Note, 4.1%, 12/1/07* ...........   3,200,000          MIG1            3,200,000
St. Louis, MO, Airport Revenue Municipal Securities Trust Receipts, AMT,
  Series SGA 71, 4.3%, 7/1/22* ................................................   3,000,000          A1+             3,000,000
Montana
Montana State Transportation Notes, Series 1997 C, 4.5%, 6/30/98 ..............   2,500,000          SP1+            2,508,161
New Jersey
Salem County, NJ, Industrial Pollution Control Financing Authority, E.I.
  du Pont de Nemours and Co., Floating Rate Demand Note, 3.8%, 3/1/12* ........  11,400,000          P1             11,400,000

    The accompanying notes are an integral part of the financial statements.


                         9 - Scudder Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
New Mexico
Albuquerque, NM, Gross Receipts/Lodgers Tax, Series 1991, Weekly Demand Note,
  3.7%, 7/1/22* ...............................................................   1,000,000          A1+             1,000,000
New York
New York City Health and Hospital Corporation Revenue, Series 1997 A, Weekly
  Demand Note, 3.5%, 2/15/26* .................................................     500,000          MIG1              500,000
New York City, NY, Municipal Water Finance Authority, Series C, Daily Demand
  Note, 5.1%, 6/15/23* (c) ....................................................  10,000,000          MIG1           10,000,000
New York City, Series B, Daily Demand Note, 5%, 8/15/22* (c) ..................   1,700,000          A1+             1,700,000
New York, NY, General Obligation Series 1995 B4, Daily Demand Note,
  5.1%, 8/15/23* (c) ..........................................................     100,000          A1+               100,000
New York State Job Development Authority, Special Purpose, Series A1-13, Daily
  Demand Note, Subject To AMT, 5.5%, 3/1/02* ..................................      80,000          MIG1               80,000
New York, NY, Revenue Anticipation Notes Series 1997 A, 4.125%, 6/30/98 .......   2,000,000          SP1+            2,006,251
Suffolk County, NY, Tax Anticipation Notes, 4.25%, 8/13/98 ....................   3,000,000          SP1+            3,011,340
North Dakota
Grand Forks, ND, Hospital Facilities Revenue, Daily Demand Note, 5.1%,
  12/1/16* ....................................................................   5,000,000          MIG1            5,000,000
Mercer County, ND, Pollution Control Revenue, Cooperative Finance Corp.,
  United Power, Weekly Demand Note, 3.85%, 8/15/14* ...........................   3,000,000          A1              3,000,000
Ohio
Cuyahoga County, OH, Health & Education, University Hospital of Cleveland,
  Daily Demand Note, 5.2%, 1/1/16* ............................................     800,000          MIG1              800,000
Hamilton County, OH, Franciscan Sisters of the Poor Health System, Series A,
  Daily Demand Note, 5.25%, 3/1/17* ...........................................   8,100,000          MIG1            8,100,000
Pennsylvania
Bucks County, PA, Oxford Falls Plaza, Series 1984, 4.2%, 10/1/14* .............   9,100,000          SS&C            9,100,000
Elk County, PA, Industrial Development Authority,Series 1989, Weekly Demand
  Note, 4.415%, 3/1/04* .......................................................   1,000,000          SS&C            1,000,000
Emmaus, PA, General Authority Local Government, Revenue Bond Pool Program,
  Weekly Demand Note, 3.80%, 3/1/24* ..........................................   2,500,000          A1+             2,500,000
Lancaster, PA, Multi-Family Revenue, Series 1985, Weekly Demand Note,
  3.8%, 2/1/05* ...............................................................   3,650,000          A1              3,650,000
Langhorne, PA, Franciscan Health System Pooled Financing, Saint Mary Hospital,
  Series C, Daily Demand Note, 5%, 12/1/24* ...................................     200,000          A1+               200,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue,
  Series 1997 A, Weekly Demand Note, 3.85%, 3/1/27* ...........................   2,000,000          MIG1            2,000,000

    The accompanying notes are an integral part of the financial statements.


                        10 - Scudder Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA, School District Tax and Revenue Anticipation Notes, Series
  1993A, 4.5%, 7/1/98 (c) .....................................................   1,000,000          AAA             1,002,888
Philadelphia, PA School District Tax and Revenue Anticipation Notes,
  4.5%, 6/30/98 ...............................................................   1,500,000          SP1+            1,504,890
Temple University of the Commonwealth, PA, Higher Education, Series 1997,
  4.75%, 5/18/98 (c) ..........................................................   2,000,000          SP1+            2,006,135
Puerto Rico
Puerto Rico Commonwealth Tax and Revenue Anticipation Notes, Series 1997 A,
  4.5%, 7/30/98 ...............................................................   2,000,000          SP1+            2,008,453
Tennessee
Franklin, TN, Industrial Development Revenue, Franklin Oaks Apartments, Weekly
  Demand Note, Series 1985, 4.15%, 12/15/21* ..................................   2,600,000          MIG1            2,600,000
Texas
Board of Regents University of Texas System Univ. Fund, Series A, Tax Exempt
  Commercial Paper, 3.7%, 1/20/98 .............................................   3,000,000          A1+             3,000,000
Camp County, TX, Industrial Development, Pollution Control Revenue, Texas Oil
  & Gas Corp., Floating Rate Demand Bond, 3.9%, 12/1/13* ......................   2,000,000          A1              2,000,000
Harris County, TX, Children's Hospital, Series 1996, Weekly Demand Note,
  3.65%, 8/1/20* ..............................................................   1,000,000          A1+             1,000,000
Harris County, TX, Health Facilities Sisters of Charity Series 1997 A, Tax
  Exempt Commercial Paper, 3.75%, 2/9/98 ......................................   3,800,000          A1+             3,800,000
Harris County, TX, Tax Anticipation Note, Series 1997, 4.25%, 2/27/98 .........   3,000,000          MIG1            3,002,424
Lone Star, TX, Airport Improvement Authority:
  Daily Demand Note, Series 1995 A-3, 5%, 12/1/14* ............................   1,100,000          MIG1            1,100,000
  Daily Demand Note, 5%, 12/1/14* .............................................   1,000,000          MIG1            1,000,000
  Daily Demand Note, 5%, 12/1/14* .............................................   1,300,000          MIG1            1,300,000
Matagorda County Texas, District 1, 4.95%, 11/1/28* ...........................   7,500,000          MIG1            7,500,000
North Central Texas Health Facilities Development Corp., Presbyterian
  Medical Center, 1995 Series D, Daily Demand Note, 5%, 12/1/15 (c)* ..........     800,000          A1                800,000
Panhandle-Plains, TX, Higher Education Authority, Student Loan Revenue:
  3.75%, 6/1/25* ..............................................................   1,900,000          MIG1            1,900,000
  AMT, Series 1997 Y, Weekly Demand Note, 3.75%, 10/1/02* .....................   2,500,000          MIG1            2,500,000
San Antonio, TX, Industrial Development Authority, River Center Associates
  Project, Weekly Demand Note, 4.25%, 12/1/12* ................................   3,300,000          SS&C            3,300,000
San Antonio, TX, Electric & Gas Public Services:
  3.8%, 2/1/20* ...............................................................   2,000,000          A1+             2,000,000
  SG #79, Series 1996, Weekly Demand Note, 4.25%, 2/1/18* .....................   2,000,000          SS&C            2,000,000

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
State of Texas, Tax and Revenue Anticipation Note, Series 1998A,
  4.75%, 8/31/98 ..............................................................   6,000,000          MIG1            6,036,615
Sabine River Authority, Texas Pollution Control Revenue, 5.1%, 3/1/26* ........   2,500,000          AAA             2,500,000
State of Texas, General Obligation, Veterans Housing Assistance Refunding
  Bonds, Series 1995, Weekly Demand Note, 3.65%, 12/1/16* .....................   2,000,000          A1+             2,000,000
State of Texas, Tax and Revenue Anticipation Note, Series 1997 B Tax Exempt
  Commercial Paper, 3.70%, 2/17/98 ............................................   3,000,000          A1+             3,000,000
Utah
Utah Board of Regents, Student Loan Revenue Series 1988, Weekly Demand Note,
  3.75%, 11/1/13 (c)* .........................................................   2,500,000          MIG1            2,500,000
Virginia
Virginia Port Authority Facility, Municipal Trust Receipts, AMT, SG 111,
  Series 1997, Weekly Demand Note, 4.3%, 7/1/24* ..............................   2,605,000          A1+             2,605,000
Washington
Student Loan Finance Association, WA, Series 1988 A, Weekly Demand Note,
  4.1%, 1/1/04* ...............................................................   2,000,000          MIG1            2,000,000
Washington Motor Vehicle Fuel Tax, Series 1996, 5%, 7/1/98 ....................   2,000,000          SS&C            2,011,346
Washington State Public Power Supply System, Nuclear Project #2, Series
  1993 B, 4.3%, 7/1/98 (c) ....................................................   2,000,000          AAA             2,003,649
Wisconsin
Wausau, WI, Pollution Control Revenue, Minnesota Mining and Manufacturing:
  Floating Rate Demand Note, 4.428%, 12/1/01* .................................     900,000          AAA               900,000
  Series 1982, Floating Rate Demand Notes, 4.428%, 8/1/17* (c) ................   2,300,000          AAA             2,300,000
Whitewater, WI, Industrial Development Maclean Fogg Project, AMT, Weekly
  Demand Note, 3.9%, 12/1/09* .................................................   1,000,000          MIG1            1,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $277,287,552) (a)                                                       277,287,552
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $277,287,552.

  (b) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder (SS&C) have been determined by the Adviser to be of comparable quality to rated eligible securities.

  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury Bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at value (amortized cost $277,287,552) .................      $ 277,287,552
                 Cash ................................................................          5,524,192
                 Receivable for Fund shares sold .....................................          2,663,736
                 Interest receivable .................................................          1,891,631
                 Other assets ........................................................              9,775
                                                                                            ----------------
                 Total assets ........................................................        287,376,886
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................          3,011,340
                 Payable for Fund shares redeemed ....................................          1,029,961
                 Dividends payable ...................................................             50,831
                 Accrued management fee ..............................................             97,318
                 Other payables and accrued expenses .................................            131,603
                                                                                            ----------------
                 Total liabilities ...................................................          4,321,053
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $ 283,055,833
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net realized loss .......................................           (699,042)
                 Paid-in capital .....................................................        283,754,875
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $ 283,055,833
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($283,055,833 / 282,884,441) outstanding shares of beneficial            ----------------
                   interest, $.01 par value, unlimited number of shares authorized)...              $1.00
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Tax Free Money Fund

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                 Interest ............................................................     $   8,306,132
                                                                                           ----------------
                 Expenses:
                 Management fee ......................................................         1,120,092
                 Services to shareholders ............................................           290,670
                 Custodian and accounting fees .......................................            88,068
                 Trustees' fees ......................................................            36,951
                 Reports to shareholders .............................................            45,380
                 Auditing ............................................................            41,151
                 Registration fees ...................................................            26,144
                 Legal ...............................................................            21,637
                 Other ...............................................................            24,834
                                                                                           ----------------
                 Total expenses before reductions ....................................         1,694,927
                 Expense reductions ..................................................          (238,094)
                                                                                           ----------------
                 Expenses, net .......................................................         1,456,833
                --------------------------------------------------------------------------------------------
                 Net investment income                                                         6,849,299
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net realized loss from investments                                               (2,932)
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                      $   6,846,367
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                                    Years Ended December 31,
Increase (Decrease) in Net Assets                                                     1997             1996
----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................    $  6,849,299    $  6,491,913
                 Net realized gain (loss) from investment transactions .......          (2,932)          3,478
                                                                                 --------------  ----------------
                 Net increase in net assets resulting from operations ........       6,846,367       6,495,391
                                                                                 --------------  ----------------
                 Distributions to shareholders from net investment income ....      (6,849,299)     (6,491,913)
                                                                                 --------------  ----------------
                 Fund share transactions at net asset value of
                   $1.00 per share:
                 Shares sold .................................................     815,443,293     544,612,524
                 Shares issued to shareholders in reinvestment of
                   distributions .............................................       6,236,249       5,875,747
                 Shares redeemed .............................................    (758,866,018)   (569,334,268)
                                                                                 --------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ..............................................      62,813,524     (18,845,997)
                                                                                 --------------  ----------------
                 Increase (decrease) in net assets ...........................      62,810,592     (18,842,519)
                 Net assets at beginning of period ...........................     220,245,241     239,087,760
                                                                                 --------------  ----------------
                 Net assets at end of period .................................    $283,055,833    $220,245,241
                                                                                 --------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                  Years Ended December 31,
                                       1997      1996      1995      1994     1993     1992      1991      1990      1989     1988
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning           -----------------------------------------------------------------------------------------------
  of period .......................   $1.000    $1.000    $1.000    $1.000   $1.000   $1.000    $1.000    $1.000    $1.000   $1.000
                                     -----------------------------------------------------------------------------------------------
Net investment income .............     .031      .029      .032      .022     .018     .025      .041      .053      .057     .046
Less distributions from net
  investment income ...............    (.031)    (.029)    (.032)    (.022)   (.018)   (.025)    (.041)    (.053)    (.057)   (.046)
                                     -----------------------------------------------------------------------------------------------
Net asset value, end of period ....   $1.000    $1.000    $1.000    $1.000   $1.000   $1.000    $1.000    $1.000    $1.000   $1.000
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..................     3.10      2.91      3.27      2.26     1.86     2.54      4.20      5.44      5.83     4.73
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ....................      283       220       239       257      222      267       279       303       279      358
Ratio of operating expenses net, to
  average daily net assets (%) ....      .65       .70       .75       .77      .75      .73       .70       .72       .70      .67
Ratio of operating expenses before
  expense reductions to average
  daily net assets ................      .76       .75       .75       .77      .75      .73       .70       .72       .70      .67
Ratio of net investment income
  to average daily net assets (%)..     3.06      2.86      3.21      2.24     1.84     2.53      4.12      5.30      5.67     4.61


                        16 - Scudder Tax Free Money Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Tax Free Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized securities gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

As of December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $699,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until, December 31, 2000 ($7,000), December 31, 2001 ($29,000), December 31, 2002 ($38,000), December 31,
2003 ($78,000), December 31, 2004 ($544,000) and December 31, 2005 ($3,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis (which in most cases is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

                               B. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by


                        17 - Scudder Tax Free Money Fund
the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with these agreements. The management fee payable under the Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets, and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The Adviser has agreed to maintain the annualized expenses of the Fund at not more than .65% of average daily net assets until April 30, 1998. For the year ended December 31, 1997, the Adviser did not impose a portion of its fee, amounting to $238,094, and the portion imposed amounted to $881,998, equivalent to an annual effective rate of .39% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $204,129, of which $16,512 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $44,913, of which $3,793 is unpaid at December 31, 1997.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $36,951.


                        18 - Scudder Tax Free Money Fund

                        Report of Independent Accountants

To the Trustees and Shareholders of the Scudder Tax Free Money Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Tax Free Money Fund, including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Tax Free Money Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 11, 1998


                        19 - Scudder Tax Free Money Fund

                                Tax Information

Of the dividends paid by the Scudder Tax Free Money Fund from net investment income for the taxable year ended December 31, 1997, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.


                        20 - Scudder Tax Free Money Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Tax Free Money Fund ("Fund") was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

          For            Against           Abstain       Broker Non-Votes*
          ---            -------           -------       -----------------

      144,693,513       4,083,786         5,213,834              0


2.    To elect Trustees.

                                                      Number of Votes:
                                                      ----------------

                       Trustee                   For                Withheld
                       -------                   ---                --------

          Henry P. Becton, Jr.               149,140,801           4,850,333

          Dawn-Marie Driscoll                149,153,285           4,837,849

          Peter B. Freeman                   148,922,104           5,069,030

          George M. Lovejoy, Jr.             148,963,784           5,027,349

          Dr. Wesley W. Marple, Jr.          149,002,170           4,988,963

          Daniel Pierce                      149,209,950           4,781,184

          Kathryn L. Quirk                   149,009,586           4,981,548

          Jean C. Tempel                     149,073,843           4,917,291


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

          For            Against           Abstain         Broker Non-Votes*
          ---            -------           -------         -----------------

      137,284,323       9,798,118         6,875,556              33,137


                        21 - Scudder Tax Free Money Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

          For            Against           Abstain         Broker Non-Votes*
          ---            -------           -------         -----------------

      138,255,446       8,711,493         7,621,925              33,137


5. To approve the revisions of certain fundamental investment policies.


                                                                            Number of Votes:
                                                                            ----------------
                                                                                                            Broker
               Fundamental Policies                      For            Against           Abstain         Non-Votes*
               --------------------                      ---            -------           -------         ----------

       5.1   Diversification                         138,831,457       7,210,448         7,916,092          33,137

       5.2   Borrowing                               138,405,301       7,636,603         7,916,092          33,137

       5.3   Senior securities                       138,711,187       7,330,718         7,916,092          33,137

       5.4   Concentration                           138,681,591       7,360,314         7,916,092          33,137

       5.5   Loans                                   138,905,038       7,136,867         7,916,092          33,137

       5.6   Underwriting of securities              138,912,277       7,122,302         7,923,417          33,137

       5.7   Investment in real estate               138,919,594       7,122,311         7,916,092          33,137

       5.8   Purchase of physical commodities        138,919,602       7,122,302         7,916,092          33,137

       5.9   Investment in California municipal          N/A              N/A               N/A              N/A
             securities

       5.10  Investment in municipal securities          N/A              N/A               N/A              N/A

       5.11  Investment in Massachusetts                 N/A              N/A               N/A              N/A
             municipal securities

       5.12  Investment in New York municipal            N/A              N/A               N/A              N/A
             securities

       5.13  Investment in Ohio municipal                N/A              N/A               N/A              N/A
             securities

       5.14  Investment in Pennsylvania                  N/A              N/A               N/A              N/A
             municipal securities

                        22 - Scudder Tax Free Money Fund

                                                                                                           Broker
               Fundamental Policies                      For            Against           Abstain         Non-Votes*
               --------------------                      ---            -------           -------         ----------

       5.15  Investment in short-term municipal      138,933,446       7,108,459         7,916,092          33,137
             securities

       5.16  Elimination of tax diversification          N/A              N/A               N/A              N/A

       5.17  Purchases of voting securities              N/A              N/A               N/A              N/A

       5.18  Affiliated transactions                     N/A              N/A               N/A              N/A

       5.19  Disclosed practices                         N/A              N/A               N/A              N/A

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

              For                      Against                    Abstain
              ---                      -------                    -------

          147,512,984                 1,704,063                  4,774,087

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                        23 - Scudder Tax Free Money Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel*
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

K. Sue Cote*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                        24 - Scudder Tax Free Money Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        25 - Scudder Tax Free Money Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        26 - Scudder Tax Free Money Fund

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York

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                        27 - Scudder Tax Free Money Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

Shares of Scudder Tax Free Money Fund are not insured or guaranteed by the U.S. Government. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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